Exhibit 10.2

Execution Version

SIXTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

the Guarantors,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

as Syndication Agent,

KEYBANK NATIONAL ASSOCIATION

AND

ROYAL BANK OF CANADA,

as Joint Arrangers,

and

The Lenders Signatory Hereto

Effective as of August 2, 2011

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) executed effective as of August 2, 2011 (the “Sixth Amendment Effective Date”) is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009, as amended by that certain Fourth Amendment dated December 18, 2009, and as amended by that certain Fifth Amendment dated as of August 30, 2010 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Guaranty and Collateral Agreement dated as of September 28, 2007 made by each of the other Grantors (as defined therein) in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by restating the following definitions in the appropriate alphabetical order:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25.0%	≥ 25.0% <50.0%	≥ 50.0% < 75.0%	≥ 75.0% <90.0%	≥ 90.0%
Eurodollar Loans	1.750%	2.000%	2.250%	2.500%	2.750%
ABR Loans	0.500%	0.750%	1.000%	1.250%	1.500%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a) then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level until the day that such Reserve Report is delivered to the Administrative Agent, and as of such delivery date and until the effective date of the next change in the Applicable Margin, the Applicable Margin shall be based on the Borrowing Base reflected by such Reserve Report.

“LC Commitment” at any time means twenty-five million dollars ($25,000,000).

“Maturity Date” means September 28, 2015.

2.2 Amendment to Section 9.05(r). Section 9.05(r) is hereby amended and restated in its entirety to read as follows:

“(r) Investment by R.E. Gas in Keystone in an amount not to exceed $25,000,000 in cash and $1,800,000 in Property.”

Section 3. Adjustment to Borrowing Base. For the period from and including the Sixth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $240,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13 or Section 9.12. The redetermination of the Borrowing Base pursuant to this Section 3 shall not constitute an Interim Redetermination.

Section 4. Assignments, New Lenders and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, allow SunTrust Bank and U.S. Bank National Association to become parties to the Credit Agreement as Lenders, (the “New Lenders”) by acquiring an interest in the total Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders’ acquisition of an interest in the Maximum Credit Amounts and Commitments and the other Lenders’ assignments of their Commitments. On the Sixth Amendment Effective Date and after giving effect to such reallocations, (a) the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this Sixth Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto) and (b) each New Lender is hereby added as a Lender with the Maximum Credit Amount specified for it in the attached Annex I, and the New Lenders shall become parties to the Credit Agreement as “Lenders” and have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. With respect to such reallocation, the New Lenders shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to them from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit E to the Credit Agreement as if the New Lenders and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

Section 5. Conditions Precedent. The effectiveness of this Sixth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1 Sixth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Sixth Amendment from the Borrower, each other Obligor and each Lender.

5.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the fees of Vinson & Elkins LLP) and a deposit of $600 to be held by such counsel and applied toward payment of costs and expenses for recordation of the amendments to the Security Instruments referred to in Section 5.5 of this Sixth Amendment).

5.3 Notes. The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

5.4 Amendment to Security Instruments. The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the amendments to the Security Instruments listed on Exhibit A hereto.

5.5 No Default. No Default or Event of Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.

Section 6. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Sixth Amendment, after giving effect to the terms of this Sixth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Sixth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Sixth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment.

7.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby and the other amendments to the Security Instruments executed in connection herewith; and (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment.

7.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Sixth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

7.4 No Oral Agreement. THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6 Release of Lenders. IN CONSIDERATION OF THIS SIXTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH OTHER OBLIGOR HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE

ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE SIXTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE SIXTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed effective as of the Sixth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

By:
Thomas C. Stabley
Chief Financial Officer

GUARANTORS:	R.E. GAS DEVELOPMENT, LLC

By:
Thomas C. Stabley
Vice President

REX ENERGY I, LLC
REX ENERGY OPERATING CORP.
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC

By:
Thomas C. Stabley
Vice President

Sixth Amendment

Signature Page

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:
	Name:	David Morris
	Title:	Vice President

Sixth Amendment

Signature Page

LENDERS:	ROYAL BANK OF CANADA

By:
Name:
Title:

Sixth Amendment

Signature Page

M&T BANK

By:
Name:
Title:

Sixth Amendment

Signature Page

CAPITAL ONE, N.A.

By:
Name:
Title:

Sixth Amendment

Signature Page

BANK OF MONTREAL

By:
Name:
Title:

Sixth Amendment

Signature Page

UNION BANK, N.A.

By:
Name:
Title:

Sixth Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Sixth Amendment

Signature Page

SUNTRUST BANK

By:
Name:
Title:

Sixth Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Sixth Amendment

Signature Page

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Maximum Credit Amount
KeyBank National Association	$72,916,667
Royal Bank of Canada	$63,194,444
Bank of Montreal	$63,194,444
Wells Fargo Bank, National Association	$63,194,444
Capital One, N.A.	$58,333,333
M&T Bank	$58,333,333
Union Bank, N.A.	$58,333,333
SunTrust Bank	$31,250,000
U.S. Bank National Association	$31,250,000

TOTAL	$500,000,000

Annex I

EXHIBIT A

AMENDMENT TO SECURITY INSTRUMENTS

1.) First Amendment to Open End Mortgage, Assignment of Leases, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement from R.E. Gas Development, LLC, as Mortgagor to KeyBank National Association, as Mortgagee and Administrative Agent (Pennsylvania).

2.) First Amendment to Open End Mortgage, Assignment of Leases, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement from Rex Energy I, LLC, as Mortgagor to KeyBank National Association, as Mortgagee and Administrative Agent (Pennsylvania).

3.) Second Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Rex Energy I, LLC, as Mortgagor to KeyBank National Association, as Mortgagee and Administrative Agent (Illinois).

4.) Second Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Rex Energy I, LLC, as Mortgagor to KeyBank National Association, as Mortgagee and Administrative Agent (Indiana).

5.) Second Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Rex Energy IV, LLC and PennTex Resources Illinois, Inc., as Mortgagor to KeyBank National Association, as Mortgagee and Administrative Agent (Indiana).

6.) Second Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Rex Energy IV, LLC and PennTex Resources Illinois, Inc. to KeyBank National Association, as Mortgagee and Administrative Agent (Illinois).

7.) Third Amendment to Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Rex Energy IV, LLC to KeyBank National Association, as Mortgagee and Administrative Agent (Illinois).

Exhibit A